Exhibit 99

RCM Technologies, Inc.	Tel: 856.356.4500	Corporate Contacts:
2500 McClellan Avenue	info@rcmt.com	Bradley S. Vizi
Pennsauken, NJ 08109	www.rcmt.com	Executive Chairman
Kevin D. Miller
Chief Financial Officer

P R E S S   R E L E A S E

RCM TECHNOLOGIES, INC. ANNOUNCES

FOURTH QUARTER AND FISCAL YEAR 2024 RESULTS

Pennsauken, NJ – March 12, 2025 -- RCM Technologies, Inc. (NasdaqGM: RCMT), a premier provider of solutions designed to enhance the operational performance of its customers through the deployment of advanced engineering, specialty health care, and information technology services, today announced financial results for the thirteen and fifty-two weeks ended December 28, 2024.

RCM Technologies reported revenue of $76.9 million for the thirteen weeks ended December 28, 2024 (the current quarter), an increase of 8.3% compared to $71.0 million for the thirteen weeks ended December 30, 2023 (the comparable prior quarter). Gross profit was $21.6 million for the current quarter and the comparable prior quarter.  The Company experienced GAAP net income of $2.9 million, or $0.37 per diluted share, for the current quarter compared to $5.3 million, or $0.65 per diluted share, for the comparable prior quarter. The Company experienced adjusted EBITDA (non-GAAP) of $6.3 million for the current quarter, as compared to $8.9 million for the comparable prior quarter.  The Company experienced $0.49 of adjusted net income per diluted share (non-GAAP) for the current quarter as compared to $0.73 for the comparable prior quarter.

RCM Technologies reported revenue of $278.4 million for the fifty-two weeks ended December 28, 2024 (the current year), an increase of 5.8% compared to $263.2 million for the fifty-two weeks ended December 30, 2023 (the comparable prior year). Gross profit was $79.8 million for the current year, a 4.0% increase compared to $76.7 million for the comparable prior year.  The Company experienced GAAP net income of $13.3 million, or $1.68 per diluted share, for the current year compared to $16.8 million, or $1.96 per diluted share, for the comparable prior year. The Company experienced adjusted EBITDA (non-GAAP) of $25.9 million for the current year as compared to $26.6 million for the comparable prior year.  The Company experienced $2.03 of adjusted net income per diluted share (non-GAAP) for the current year as compared to $2.04 for the comparable prior year.

Bradley Vizi, Executive Chairman of RCM Technologies, commented, “2024 demonstrated substantial progress as many of our strategic initiatives gained traction heading into the new year.”

Kevin Miller, Chief Financial Officer of RCM Technologies, commented, “As we look to 2025, we believe we have forged the foundation for increased earnings power.”

Conference Call

On Thursday, March 13, 2025, RCM Technologies will host a conference call to discuss these results. The call will begin at 11:30 a.m. Eastern Time. The dial-in number is (888) 272-8703.

About RCM

RCM Technologies (NasdaqGM: RCMT) is a business and technology solutions provider with world-class talent in key market segments. We help design, build, and enable the Industries of Tomorrow, Today. Operating at the intersection of resources, critical infrastructure and modernization of industries, RCM is a provider of services in Health Care, Engineering, Aerospace & Defense, Process & Industrial, Life Sciences and Data & Solutions. www.rcmt.com.

The statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995. They are subject to various risks, uncertainties, and other factors that could cause the Company’s actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should,” “are confident” or similar expressions. In addition, statements that are not historical should also be considered forward-looking statements. These statements are based on assumptions that we have made in light of our experience in the industry, and our perceptions of historical trends, current conditions, expected future developments, and other factors we believe are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to demand for the Company’s services, expectations regarding our future revenues and other financial results, such as cash flows, our pipeline, and potential project wins, and our expectations for investment and growth in our business. Such statements are based on current expectations that involve several known and unknown risks, uncertainties, and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Risk, uncertainties, and other factors may emerge from time to time that could cause the Company’s actual results to differ from those indicated by the forward-looking statements. Investors are directed to consider such risks, uncertainties, and other factors described in documents filed by the Company with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation (and expressly disclaims any such obligation) to update any forward-looking statements contained in this release as a result of new information or future events or developments, except as may be required by law.

Tables to Follow

RCM Technologies, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In Thousands, Except Share and Per Share Amounts)

	Thirteen Weeks Ended
	December 28, 2024	December 30, 2023
Revenue	$76,912	$71,028
Cost of services	55,343	49,397
Gross profit	21,569	21,631
Selling, general and administrative	16,025	13,403
Depreciation and amortization of property and equipment	407	276
Amortization of acquired intangible assets	-	46
Impairment of intangible assets	547	-
Potential stock issuance and financing transactions	64	-
Remeasurement of contingent consideration	(1,759)	-
Gain on sale of assets	-	(395)
Operating income	6,285	7,906
Other expense, net	516	532
Income before income taxes	5,769	7,374
Income tax expense	2,902	2,119
Net income	$2,867	$5,255

Diluted net earnings per share data	$0.37	$0.65
Diluted weighted average shares outstanding	7,733,142	8,142,184

	Fifty-Two Weeks Ended
	December 28, 2024	December 30, 2023
Revenue	$278,380	$263,237
Cost of services	198,602	186,541
Gross profit	79,778	76,696
Selling, general and administrative	56,787	52,185
Depreciation and amortization of property and equipment	1,419	1,032
Amortization of acquired intangible assets	136	182
Impairment of intangible assets	547	-
Potential stock issuance and financing transactions	323	-
Remeasurement of contingent consideration	(1,759)	-
Gain on sale of assets	-	(395)
Operating income	22,325	23,692
Other expense, net	2,135	1,497
Income before income taxes	20,190	22,195
Income tax expense	6,863	5,364
Net income	$13,327	$16,831

Diluted net earnings per share data	$1.68	$1.96
Diluted weighted average shares outstanding	7,939,381	8,592,572

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis

(Unaudited)

(In Thousands, Except Per Share Amounts)

The following non-GAAP measures, which adjust for the categories of expenses described below, are non-GAAP financial measures.  Our management believes that these non-GAAP financial measures (“Adjusted operating income,” “EBITDA,” “Adjusted EBITDA,” “Adjusted net income” and “Adjusted diluted net earnings per share”) are useful information for investors, shareholders, and other stakeholders of our Company in gauging our results of operations on an ongoing basis and to enhance investors’ overall understanding of our current financial performance and period-to-period comparisons.  Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share should not be considered alternatives to operating income or net income, as the case may be, as an indicator of performance.  In addition, Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share do not take into account changes in certain assets and liabilities and interest and income taxes that can affect cash flows.  We do not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read-only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

The following unaudited table presents the Company’s GAAP operating income and GAAP net income and the corresponding adjustments used to calculate Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share for the thirteen and fifty-two weeks ended December 28, 2024 and December 30, 2023.

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023

GAAP operating income	$6,285	$7,906	$22,325	$23,692
Adjustments
Gain on sale of assets	-	-	-	(395)
Remeasurement of contingent consideration	(1,759)	-	(1,759)	-
Equity compensation	710	641	2,864	2,092
Potential stock issuance and financing transaction	64	-	323	-
Impairment of intangible assets	547	-	547	-
Adjusted operating income (non-GAAP)	$5,847	$8,547	$24,300	$25,389

GAAP net income	$2,867	$5,255	$13,327	$16,831
Income tax expense	2,902	2,119	6,863	5,364
Interest expense, net	664	429	2,215	1,399
Depreciation of property and equipment	407	276	1,419	1,032
Amortization of acquired intangible assets	-	46	136	182
EBITDA (non-GAAP)	$6,840	$8,125	$23,960	$24,808

Adjustments
Gain on sale of assets	-	-	-	(395)
Remeasurement of contingent consideration	(1,759)	-	(1,759)	-
(Gain) loss on foreign currency transactions	(148)	103	(80)	98
Equity compensation	710	641	2,864	2,092
Potential stock issuance and financing transaction	64	-	323	-
Impairment of intangible assets	547	-	547	-
Adjusted EBITDA (non-GAAP)	$6,254	$8,869	$25,855	$26,603

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis (Continued)

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023

GAAP net income	$2,867	$5,255	$13,327	$16,831
Adjustments
Gain on sale of assets	-	-	-	(395)
Remeasurement of contingent consideration	(1,759)	-	(1,759)	-
(Gain) loss on foreign currency transactions	(148)	103	(80)	98
Equity compensation	710	641	2,864	2,092
Potential stock issuance and financing transaction	64	-	323	-
Impairment of intangible assets	547	-	547	-
Tax impact from normalized rate	1,503	(73)	900	(1,113)
Adjusted net income (non-GAAP)	$3,784	$5,926	$116,122	$17,513

GAAP diluted net earnings per share	$0.37	$0.65	$1.68	$1.96
Adjustments
Gain on sale of assets	-	-	-	($0.04)
Remeasurement of contingent consideration	($0.22)	-	($0.22)	-
(Gain) loss on foreign currency transactions	($0.02)	0.01	($0.01)	$0.01
Equity compensation	$0.09	0.08	$0.36	$0.24
Potential stock issuance and financing transaction	$0.01	-	$0.04	-
Impairment of intangible assets	$0.07	-	$0.07	-
Tax impact from normalized rate(a)	($0.19)	(0.01)	($.0.11)	($0.13)
Adjusted diluted net earnings per share (non-GAAP)	$0.49	$0.73	$2.03	$2.04

(a)

Amount reflects an adjustment to income tax expense applied to non-GAAP adjusted consolidated taxable income. The Company used an estimated effective income tax rate of 26.5% for both periods presented, approximating the Company’s federal USA income tax rate plus the tax-affected rate for states and Puerto Rico.

RCM Technologies, Inc.

Summary of Selected Income Statement Data

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended December 28, 2024
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$41,011	$26,279	$9,622	$76,912
Cost of services	28,474	21,098	5,771	55,343
Gross profit	$12,537	$5,181	$3,851	$21,569
Gross profit margin	30.6%	19.7%	40.0%	28.0%

	Thirteen Weeks Ended December 30, 2023
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$36,688	$22,719	$11,621	$71,028
Cost of services	25,686	16,589	7,122	49,397
Gross profit	$11,002	$6,130	$4,499	$21,631
Gross profit margin	30.0%	27.0%	38.7%	30.5%

	Fifty-Two Weeks Ended December 28, 2024
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$142,679	$96,459	$39,242	$278,380
Cost of services	100,146	73,916	24,540	198,602
Gross profit	$42,533	$22,543	$14,702	$79,778
Gross profit margin	29.8%	23.4%	37.5%	28.7%

	Fifty-Two Weeks Ended December 30, 2023
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$136,241	$84,675	$42,321	$263,237
Cost of services	96,309	64,071	26,161	186,541
Gross profit	$39,932	$20,604	$16,160	$76,696
Gross profit margin	29.3%	24.3%	38.2%	29.1%

RCM Technologies, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In Thousands, Except Share Amounts)

	December 28,	December 30,
	2024	2023

Current assets:
Cash and cash equivalents	$4,729	$6,284
Accounts receivable, net of provision for credit losses of $1,570 and $1,600 at December 28, 2024 and December 30, 2023, respectively	77,960	70,690
Transit accounts receivable	7,315	8,891
Prepaid expenses and other current assets	7,034	4,637
Total current assets	97,038	90,502

Property and equipment, net	7,368	4,005

Other assets:
Deposits	230	313
Deferred tax assets, foreign	120	55
Goodwill	22,147	22,147
Operating right of use asset	5,174	2,779
Intangible assets, net	-	683
Total other assets	27,671	25,977

Total assets	$132,077	$120,484

Current liabilities:
Accounts payable and accrued expenses	$13,369	$12,454
Transit accounts payable	23,870	31,102
Accrued payroll and related costs	9,929	11,203
Finance lease payable	698	233
Income taxes payable	346	330
Operating right of use liability	1,046	693
Contingent consideration from acquisitions	212	300
Deferred revenue	4,163	1,881
Total current liabilities	53,633	58,196

Deferred income taxes, net, foreign	-	187
Deferred income taxes, net, domestic	4,526	1,568
Finance lease payable, net of current position	1,112	-
Contingent consideration from acquisitions, net of current position	-	1,671
Operating right of use liability, net of current position	4,355	2,268
Borrowings under line of credit	34,967	30,804
Total liabilities	98,593	94,694

Contingencies (note 16) and Commitments (note 18)

Stockholders’ equity:
Preferred stock, $1.00 par value; 5,000,000 shares authorized;
no shares issued or outstanding	-	-
Common stock, $0.05 par value; 40,000,000 shares authorized;
17,838,372 shares issued and 7,602,113 shares outstanding at December 28, 2024 and 17,673,427 shares issued and 7,844,821 shares outstanding at December 30, 2023	890	882
Additional paid-in capital	118,845	116,579
Accumulated other comprehensive loss	(2,920)	(2,813)
Accumulated deficit	(5,938)	(19,265)
Treasury stock, 10,236,259 shares at December 28, 2024 and 9,828,606 shares at December 30, 2023	(77,393)	(69,593)
Stockholders’ equity	33,484	25,790

Total liabilities and stockholders’ equity	$132,077	$120,484

RCM Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended
	December 28, 2024	December 30, 2023
Net income	$2,867	$5,255
Adjustments to reconcile net income to cash used in operating activities	2,693	1,526
Changes in operating assets and liabilities:
Accounts receivable	(2,064)	(13,880)
Prepaid expenses and other current assets	(1,917)	678
Net of transit accounts receivable and payable	(5,345)	(6,660)
Accounts payable and accrued expenses	1,861	292
Accrued payroll and related costs	(1,698)	(3,421)
Right of use liabilities	(280)	(337)
Income taxes payable	140	80
Deferred revenue	2,121	1,546
Deposits	(15)	(145)
Total adjustments	(4,504)	(20,321)
Net cash used in operating activities	($1,637)	($15,066)

Net cash used in investing activities	(983)	(2,056)
Net cash provided by financing activities	4,307	22,706
Effect of exchange rate changes on cash and cash equivalents	(114)	46
Decrease in cash and cash equivalents	$1,573	$5,630

Common stock repurchase	$ -	($1,324)

	Fifty-Two Weeks Ended
	December 28, 2024	December 30, 2023
Net income	$13,327	$16,831
Adjustments to reconcile net income to cash used in operating activities	6,893	4,321
Changes in operating assets and liabilities:
Accounts receivable	(7,271)	(20,576)
Prepaid expenses and other current assets	(2,392)	3
Net of transit accounts receivable and payable	(5,656)	15,724
Accounts payable and accrued expenses	1,101	(1,506)
Accrued payroll and related costs	(1,265)	(1,825)
Right of use liabilities	(966)	(1,353)
Income taxes payable	34	242
Deferred revenue	2,282	762
Deposits	83	(141)
Total adjustments	(7,157)	(4,349)
Net cash provided by operating activities	6,170	12,482

Net cash used in investing activities	(2,572)	(2,536)
Net cash used in financing activities	(4,828)	(3,852)
Effect of exchange rate changes on cash and cash equivalents	(325)	(149)
(Decrease) increase in cash and cash equivalents	($1,555)	$5,945

Common stock repurchase	($7,800)	($25,773)